Invest with NS OVERVIEW Norfolk Southern will hold its 2016 Annual Meeting of Shareholders on Thursday, May 12, 2016 at 8:30 a.m. Eastern Daylight Time at the Conference Center at the Williamsburg Lodge in Williamsburg, Virginia (310 S England St, Williamsburg, VA 23185). At the Annual Meeting, Norfolk Southern shareholders will vote on the items listed under “Voting Items.” RECORD DATE AND VOTING Shareholders of record as of the close of business on March 22, 2016, will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each of the items listed below under “Voting Items”. ADMISSION Only shareholders or their legal proxies may attend the Annual Meeting. To be admitted, please bring: 1. Photo identification 2. Proof of stock ownership (if you are a beneficial owner of shares held in street name) Please refer to our 2016 Proxy Statement for more information about attending the Annual Meeting. DATE AND TIME Thursday May 12, 2016, 8:30 a.m., Eastern Daylight Time LOCATION AND DIRECTIONS Conference Center at the Williamsburg Lodge, South England Street, Williamsburg, Virginia RELATED MATERIALS Materials relating to 2016 annual meeting HAVE A QUESTION? Contact information for investors and media DATE AND TIME Thursday May 12, 2016, 8:30 a.m., Eastern Daylight Time LOCATION Conference Center at the Williamsburg Lodge, South England Street, Williamsburg, Virginia RELATED MATERIALS Materials relating to 2016 annual meeting CONTACT INFORMATION SHARE  Page 1 of 5Overview - 2016 Annual Meeting of Shareholders | Invest with NS | Norfolk Southern 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...

Overview - 2016 Annual Meeting of Shareholders | Invest with NS | Norfolk Southern Page 2 of 5

Contact information for investors and media

VOTING MATTERS

PLEASE VOTE THE WHITE PROXY CARD TODAY

Item	Description	Board Recommendation
1	Election of 11 directors for a one-year term	**FOR EACH NOMINEE**
2	Ratification of the appointment of KPMG LLP, our independent auditors, for 2016	**FOR**
3	Approval, on an advisory basis, of executive compensation	**FOR**
4	An advisory shareholder proposal requesting that the Board enter into discussions regarding a business combination	**AGAINST**

DIRECTOR NOMINEES

- 10 of 11 director nominees are independent
- 73% of our director nominees have tenure of less than seven years
- Highly-qualified directors with diversity of skills, background and experience

The Norfolk Southern Board of Directors and management team are focused on creating superior value for shareholders. We have – and will continue to take – significant steps to improve financial and operational performance. We believe delivering high levels of superior service to build a more profitable franchise based starts with the Board.

We recommend that shareholders vote FOR the Company's highly-qualified director nominees today.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships
Thomas D. Bell, Jr.	66	2010	**Chairman Mesa Capital Partners, LLC**	✓	Compensation Executive Finance and Risk Management (Chair)

http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc... 3/28/2016

Erskine B. Bowles 70 2011 Senior Advisor and Non-Executive Vice Chairman BDT Capital Partners, LLC ✓ Compensation Finance and Risk Management Robert A. Bradway 53 2011 Chairman and CEO Amgen, Inc. ✓ Audit Governance and Nominating Wesley G. Bush 54 2012 Chairman, CEO and President Northrop Grumman Corp. ✓ Compensation Finance and Risk Management Daniel A. Carp 67 2006 Non-Executive Chairman Delta Air Lines, Inc. ✓ Compensation (Chair) Executive Governance and Nominating Steven F. Leer (Lead Director) 63 1999 Former CEO and Chairman Arch Coal, Inc. ✓ Compensation Executive Governance and Nominating (Chair) Michael D. Lockhart 67 2008 Former Chairman, President and CEO Armstrong World Industries, Inc. ✓ Audit Finance and Risk Management Amy E. Miles 49 2014 CEO Regal Entertainment Group, Inc. ✓ Audit Finance and Risk Management Martin H. Nesbitt 53 2013 Co-Founder The Vistria Group ✓ Audit Finance and Risk Management James A. Squires 54 2014 Chairman, President and CEO Norfolk Southern Corp. Executive (Chair) John R. Thompson 64 2013 Former Senior Vice President ✓ Page 3 of 5Overview - 2016 Annual Meeting of Shareholders | Invest with NS | Norfolk Southern 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...

Visit the website listed on the WHITE proxy card/voting instruction form to vote VIA THE INTERNET Call the telephone number on the WHITE proxy card/voting instruction form to vote BY TELEPHONE Sign, date, and return the WHITE proxy card/voting instruction form in the enclosed envelope to vote BY MAIL and General Manager Best Buy.com LLC Audit Governance and Nominating VOTE YOUR VOTE IS VERY IMPORTANT Enclosed with the Norfolk Southern proxy materials you receive, you will find a WHITE proxy card or voting instruction form.  If you do not expect to attend the Meeting, we urge you to vote by marking, dating, and signing the enclosed WHITE proxy card and returning it in the accompanying envelope, or by submitting your proxy over the telephone or the internet as described below and on the WHITE proxy card. You may revoke your proxy at any time before your shares are voted by following the procedures described in “Voting and Proxies” in our 2016 Proxy Statement. Proxy Voting Methods Even if you plan to attend the Annual Meeting in person, please vote promptly by using one of the following advance voting methods. Simply follow the easy instructions shown on your WHITE proxy card or voting instruction form. You can vote in advance in one of three ways: MATERIALS RELATING TO 2016 ANNUAL MEETING Page 4 of 5Overview - 2016 Annual Meeting of Shareholders | Invest with NS | Norfolk Southern 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...

CONTACT INFORMATION FOR INVESTORS AND MEDIA RELATED LINKS Copyright ©2016 Norfolk Southern Corp. ABOUT NS > IMPACT > THE NS STORY > IN YOUR COMMUNITY > Page 5 of 5Overview - 2016 Annual Meeting of Shareholders | Invest with NS | Norfolk Southern 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...

Invest with NS / Overview - 2016 Annual Meeting of Shareholders Materials relating to 2016 annual meeting • Definitive Proxy Statement of Norfolk Southern Corporation – March 28, 2016 • 2016 Interactive Proxy Statement (Coming Soon) • Letter from our Lead Director, Steven Leer • Press release announcing the combining of railway operating regions to streamline operations, drive profitability, and support quality service – March 1, 2016 • Presentation of Executive Vice President and Chief Financial Officer Marta R. Stewart at the 31 Annual BB&T Transportation Services Conference – February 10, 2016 ◦ Slides ◦ Transcript  • Press release commenting on Canadian Pacific's non-binding shareholder proposal – February 9, 2016 • 2015 Annual Report on Form 10-K - February 8, 2016 • Shareholder Update – February 2, 2016 • Fourth Quarter Earnings Conference Call - January 27, 2016 ◦ Slides ◦ Transcript GO BACK DATE AND TIME Thursday May 12, 2016, 8:30 a.m., Eastern Daylight Time SHARE  st Page 1 of 2Materials - 2016 Annual Meeting of Shareholders | Overview - 2016 Annual Meeting of S... 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...

LOCATION Conference Center at the Williamsburg Lodge, South England Street, Williamsburg, Virginia CONTACT INFORMATION Contact information for investors and media RELATED LINKS Copyright ©2016 Norfolk Southern Corp. ABOUT NS > IMPACT > THE NS STORY > IN YOUR COMMUNITY > Page 2 of 2Materials - 2016 Annual Meeting of Shareholders | Overview - 2016 Annual Meeting of S... 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...

Invest with NS / Overview - 2016 Annual Meeting of Shareholders Voting Inquiries: Contact our proxy solicitor: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, New York 10022 Call Toll-free: (877) 717-3936 (from the US and Canada) Call: +1 (412) 232-3651 (from other locations) Media Inquiries: Frank Brown, 757-629-2710 (fsbrown@nscorp.com) Investor Inquiries: Katie Cook, 757-629-2861 (InvestorRelations@nscorp.com) or Dan Katcher / Andrew Siegel / Joseph Sala Joele Frank, Wilkinson Brimmer Katcher 212-355-4449 GO BACK DATE AND TIME Thursday May 12, 2016, 8:30 a.m., Eastern Daylight Time LOCATION Conference Center at the Williamsburg Lodge, South England Street, Williamsburg, Virginia RELATED MATERIALS Materials relating to 2016 annual meeting SHARE  Page 1 of 2Contact - 2016 Annual Meeting of Shareholders | Overview - 2016 Annual Meeting of Sh... 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...

RELATED LINKS Copyright ©2016 Norfolk Southern Corp. ABOUT NS > IMPACT > THE NS STORY > IN YOUR COMMUNITY > Page 2 of 2Contact - 2016 Annual Meeting of Shareholders | Overview - 2016 Annual Meeting of Sh... 3/28/2016http://www5.nscorp.com/content/nscorp/en/investor-relations/overview-norfolk-southernc...